Exhibit 25.01
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of a Trustee Pursuant to
Section 305(b)___

                         BANK OF MONTREAL TRUST COMPANY
               (Exact name of trustee as specified in its charter)

                 New York                              13-4941093
(State of incorporation or organization              (I.R.S. employer
     if not a U.S. national bank)                   identification no.)

Wall Street Plaza, 88 Pine Street, 19th Floor
         New York, New York                                10005
(Address of trustee's principal executive offices)      (Zip code)


                               Mark F. McLaughlin
                         Bank of Montreal Trust Company
                  Wall Street Plaza, 88 Pine Street 19th Floor
                               New York, NY 10005
                                 (212) 701-7602
            (Name, address and telephone number of agent for service)
                      ------------------------------------

                       ADELPHIA COMMUNICATIONS CORPORATION
               (Exact name of obligor as specified in its charter)

                    Delaware                           23-2417713
          (State or other jurisdiction of           (I.R.S. employer
           incorporation or organization)        identification number)


                              Main at Water Street
                         Coudersport, Pennsylvania 16915
                    (Address of principal executive offices)
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                             Senior Debt Securities
                         (Title of Indenture Securities)
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



Item 1.           General Information.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                           Federal Reserve Bank of New York
                           33 Liberty Street, New York N.Y. 10045

                           State of New York Banking Department
                           2 Rector Street, New York, N.Y. 10006

         (b) Whether it is authorized to exercise corporate trust powers.

                           The Trustee is authorized to exercise corporate trust powers.

Item 2.           Affiliations with the Obligor.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                           The obligor is not an affiliate of the trustee.

Item 16.          List of Exhibits.

         List below all exhibits filed as part of this statement of eligibility.

         A Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118

         B. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-46118

         C. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118

         D. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D"

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 24th day of September, 1998.

                         BANK OF MONTREAL TRUST COMPANY


                            By: /s/ Amy Roberts_____
                                   Amy Roberts
                                                      Vice President


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


                                    Exhibit D
                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                    NEW YORK
                   ------------------------------------------


ASSETS

Due from Banks                                                                  $    677,400
                                                                                ------------

Investment Securities:

         State & Municipal                                                        16,513,582

         Other                                                                           100
                                                                                ------------

                  Total Securities                                              $ 16,513,682

Loans and Advances:

         Federal Funds Sold                                                       20,900,000

         Overdrafts                                                                   12,169
                                                                                ------------

                  Total Loans and Advances                                        20,912,169

Investment in Harris Trust, NY                                                     8,725,608

Premises and Equipment                                                               475,614

Other Assets                                                                       2,636,845
                                                                                ------------

                                                                                  11,838,067

                  TOTAL ASSETS                                                  $ 49,941,318
                                                                                ============

LIABILITIES

Trust Deposits                                                                  $  8,191,549

Other Liabilities                                                                 16,944,443
                                                                                ------------

         TOTAL LIABILITIES                                                      $ 25,135,992


CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and Fully Paid - 10,000 Shares of $100 Each      1,000,000

Surplus                                                                            4,222,188

Retained Earnings                                                                 19,605,350

Equity-Municipal Gain/Loss                                                           (22,212)
                                                                                ------------

         TOTAL CAPITAL ACCOUNTS                                                 $ 24,805,326
                                                                                ============

         TOTAL LIABILITY AND CAPITAL ACCOUNTS                                   $ 49,941,318
                                                                                ============


         I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                               Mark F. McLaughlin
                                  June 30, 1998

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                  Sanjiv Tandon
                                 Kevin O. Healy
                               Steven R. Rothbloom